                                  Exhibit 99.4


              PRO FORMA UNAUDITED COMBINED CONDENSED BALANCE SHEET
                               AS OF JUNE 30, 2000
                                 (IN THOUSANDS)

                                                                                                                         Sterling
                                                                                                                            and
                                                                                                    Pro Forma             Hanover
                                                                  Sterling           Hanover       Adjustments            Combined
                                                                  --------           -------       -----------            --------
Cash and cash equivalents                                   $       49,618     $      28,748     $           -       $       78,366
Interest bearing deposits in banks and
   short-term investments                                            1,500               128                 -                1,628
Securities                                                         258,883           187,650                (7)(1)          446,526
Loans                                                              713,004           304,859            (2,651)(2)        1,015,212
Allowance for loan losses                                           (8,248)           (3,860)                               (12,108)
Goodwill and other intangible assets                                 3,071               105                 -                3,176
Other assets                                                        94,130            18,006            (3,954)(4)          108,182
                                                            --------------     -------------     -------------       ---------------
Total assets                                                   $ 1,111,958         $ 535,636          $ (6,612)         $ 1,640,982
                                                            ==============     =============     =============       ===============

Deposits                                                         $ 941,493         $ 424,298               $ -          $ 1,365,791
Borrowings                                                          59,457            72,693            (2,651)(2)         129,499
Other liabilities                                                   17,510             5,633            (3,954)(4)          19,189
                                                            --------------     -------------     -------------      ---------------
Total liabilities                                                1,018,460           502,624            (6,605)           1,514,479
                                                            --------------     -------------     -------------      ---------------

Common stock                                                        44,674             3,224            14,836(3)           62,734
Capital surplus                                                     14,461            18,283           (14,836)(3)          17,902
                                                                                                            (6)(1)
Accumulated other comprehensive income (loss)                       (2,015)           (6,147)               (1)              (8,163)
Retained earnings                                                   36,479            17,652                 -               54,131
Treasury stock                                                        (101)                -                 -                 (101)
                                                            --------------     -------------     -------------      ---------------
Total stockholders' equity                                          93,498            33,012                (7)             126,503
                                                            --------------     -------------     -------------      ---------------
Total liabilities and stockholders' equity                     $ 1,111,958         $ 535,636          $ (6,612)         $ 1,640,982
                                                            ==============     =============     =============      ===============


(1) - Proforma adjustment to eliminate intercorporate investment.

(2) - Proforma adjustment to eliminate intercorporate loans.

(3) - Proforma adjustment to convert Hanover's $.83 par to Sterling's $5.00 par and to properly reflect .93 exchange ratio.

(4) - Proforma adjustment to eliminate accrued interest payable on intercompany loan and to reclassify Hanover's deferred income tax asset to be consistent with Sterling's position.

            PRO FORMA UNAUDITED COMBINED CONDENSED INCOME STATEMENT
                  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                                         Sterling
                                                                                                                            and
                                                                                                   Pro Forma              Hanover
                                                                  Sterling           Hanover      Adjustments            Combined
                                                                  --------           -------      -----------            --------
Interest income                                              $      36,290     $      18,473     $         (93)(1)   $       54,670
Interest expense                                                    17,013            10,181               (93)(1)           27,101
Net interest income                                                 19,277             8,292                 -               27,569
Provision for loan losses                                               99               190                 -                  289
Net interest income after provision for loan losses                 19,178             8,102                 -               27,280
Non-interest income                                                 16,493             2,023                 -               18,516
Non-interest expense                                                25,699             7,327                 -               33,026
                                                             -------------     -------------     --------------       -------------
Income before income taxes                                           9,972             2,798                 -               12,770
Income tax expense                                                   2,620               486                 -                3,106
                                                             -------------     -------------     --------------       -------------
Net income                                                         $ 7,352           $ 2,312               $ -              $ 9,664
                                                             =============     =============     ==============       =============

Total comprehensive income (loss)                                  $ 6,785           $ 1,184               $ -              $ 7,969
                                                             =============     =============     ==============       =============
Basic earnings per share                                            $ 0.82            $ 0.60                                 $ 0.77
                                                             =============     =============                         =============
Diluted earnings per share                                          $ 0.82            $ 0.60                                 $ 0.77
                                                             =============     =============                         =============

Weighted average number of shares outstanding:

   Basic                                                             8,932             3,884              (272)(2)           12,544
   Diluted                                                           8,934             3,887              (256)(3)           12,565


(1) - Proforma adjustment to eliminate interest on intercorporate loan.

(2) - Proforma adjustment to reflect exchange rate of .93.

(3) - Proforma adjustment to reflect exchange rate of .93 and incremental dilution of Hanover stock options.

            PRO FORMA UNAUDITED COMBINED CONDENSED INCOME STATEMENT
                  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1999
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                                         Sterling
                                                                                                                            and
                                                                                                   Pro Forma              Hanover
                                                                 Sterling            Hanover      Adjustments            Combined
                                                                 --------            -------      -----------            --------
Interest income                                              $      32,941     $      16,509     $         (82)(1)    $      49,368
Interest expense                                                    14,298             8,519               (82)(1)           22,735
Net interest income                                                 18,643             7,990                 -               26,633
Provision for loan losses                                              240               390                 -                  630
Net interest income after provision for loan losses                 18,403             7,600                 -               26,003
Non-interest income                                                 14,512             2,014                 -               16,526
Non-interest expense                                                23,743             6,794                 -               30,537
                                                             -------------     -------------     -------------        -------------
Income before income taxes                                           9,172             2,820                 -               11,992
Income tax expense                                                   2,324               612                 -                2,936
                                                             -------------     -------------     -------------        -------------
Net income                                                   $       6,848     $       2,208     $           -        $       9,056
                                                             =============     =============     =============        =============

Total comprehensive income (loss)                            $       2,890     $      (1,618)    $           -        $       1,272
                                                             =============     =============     =============        =============
Basic earnings per share                                     $        0.77     $        0.56                          $        0.72
                                                             =============     =============                          =============
Diluted earnings per share                                   $        0.77     $        0.56                          $        0.72
                                                             =============     =============                          =============

Weighted average number of shares outstanding:
   Basic                                                             8,906             3,939              (276)(2)           12,569
   Diluted                                                           8,922             3,947              (240)(3)           12,629


(1) - Proforma adjustment to eliminate interest on intercorporate loan.

(2) - Proforma adjustment to reflect exchange rate of .93.

(3) - Proforma adjustment to reflect exchange rate of .93 and incremental dilution of Hanover stock options.